SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934.

Filed by the Registrant	[X]

Filed by Party other than the Registrant	[ ]

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[ ]	Definitive Information Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CARLETON VENTURES CORP.
(Exact name of Registrant as specified in its charter.)

Commission File number 000-50180

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

CARLETON VENTURES CORP.
Suite 306 - 1140 Homer Street
Vancouver, B.C., V6B 2X6

INFORMATION STATEMENT

INTRODUCTION

This information statement is being mailed or otherwise furnished to stockholders of CARLETON VENTURES CORP., a Nevada corporation (the "Company") in connection with the prior receipt by the Board of Directors of approval by written consent of the holders of a majority of the Company's common stock of a proposal (the "Proposal") to approve an amendment (the "Amendment") to the Articles of Incorporation to change the name of the Company to URANERZ ENERGY CORPORATION.

The Board of Directors believes that it is advisable and in the best interests of the Company to change the name of the Company to reflect its new business as a uranium exploration and mining company

This information statement is being first sent to stockholders on or about June 1, 2005.The Company anticipates that the amendment will become effective on or about June 22, 2005, twenty-one (21) days after mailing.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Vote Required

The proposed amendment requires the approval of a majority of the outstanding shares of common stock. Each holder of common stock is entitled to one (1) vote for each share held. The record date for the purpose of determining the number of shares outstanding and for determining stockholders entitled to vote, is the close of business on May 17, 2005 (the "Record Date"), the day in which the Board of Directors of the Company adopted the resolution setting forth and recommending the Amendment to the Articles of Incorporation. As of the record date, the Company had Twelve Million Six Hundred Thousand (12,600,000) shares of common issued and outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Pacific Stock Transfer and its address is 500 East Warm Springs Rd., Suite 240, Las Vegas, Nevada, 89119.

Meeting Not Required

Nevada Revised Statutes 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

Furnishing Information

This information statement is being furnished to all holders of common stock of the Company. The Company's Form 10-KSB for the period ending December 31, 2004 and subsequent reports filed with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission web site at www.sec.gov in the Edgar Archives and are incorporated herein by reference. The Company is presently current in the filing of all reports required to be filed by it.

Dissenters Rights of Appraisal

There are no dissenter's rights of appraisal applicable this action to change the name of the Company.

Proposals by Security holders

No security holders entitled to vote has transmitted any proposals to be acted upon by the Company.

Security Ownership of Certain Beneficial Owner and Management

The following sets forth as of May 17, 2005 persons owning more than 5% of the common stock of the Company:

	Name and Address of	Amount and nature	Percent of
Title of Class	Beneficial Owner	of Ownership[1]	class
Common Stock	Dennis Higgs	1,424,500	26.19%
	4520 West 5th Avenue	Direct
	Vancouver, B.C.	1,875,000
	V6R 1S7	Indirect

Common Stock	Darcy Higgs	1,805,000	14.33%
	4756 Drummond Dr.
	Vancouver, B.C., V6T 1B4

Common Stock	Aileen Lloyd	900,000	7.14%
	3996 Michener Court
	North Vancouver B.C., V7K 3C7

Common Stock	Coalton M Schaefer	1,000,000	7.94%
	590 S. Pinnacle
	Buffalo, WY., 82834

Common Stock	Michael Schaefer	1,000,000	7.94%
	25 Burger Lane
	Buffalo, WY., 82834

Common Stock	Anastasios Papadimas	1,000,000	7.94%
	Terma Iras
	Argos, Argolidas, Greece, 21200

TOTAL		9,004,500	71.46%

The Company is a publicly traded. Its shares are traded on the Bulletin Board operated by the National Association of Securities Dealers under the symbol "CVTU." The Company has 12,600,000 shares of common stock currently outstanding. Of the 12,600,000 shares of common stock outstanding, 1,800,000 shares are free trading and 10,800,000 shares are restricted securities as that term is defined in Rule 144 of the Securities Act of 1933.

The following sets forth as of May 17, 2005, all shares of common stock owned by all directors and nominees, each executive officer, and directors and executive officers as a group.

			Amount and
	Name of		Nature of	Percent of
Title of Class	Beneficial Owner	Position with Company	Ownership	Class
Common Stock	Dennis Higgs	Director	1,424,500	26.19%
			Direct
			1,875,000
			indirect

Common Stock	Aileen Lloyd	Secretary, Treasurer, Chief	900,000	7.14%
		Financial Officer and Director

Common Stock	Glenn Catchpole	President, Chief Executive	50,000	0.40%
		Officer and Director

Common Stock	Paul Saxton	Director	-0-	0.00%

Common Stock	Dr. Gerhard F.	Director	-0-	0.00%
	Kirchner

Common Stock	George Hartman	Director	-0-	0.00%

All current officers			4,249,500	33.73%
and directors as a
group (5 persons)

PROPOSAL TO CHANGE THE NAME OF THE COMPANY

The Board of Directors has determined that it would be in the best interest of the Company to change the name of the Company from CARLETON VENTURES CORP. to URANERZ ENERGY CORPORATION to reflect its current business objective of the exploration for, development of, and production of uranium.

Reasons for the Proposal

Carleton Ventures Corp. is a new uranium exploration and mining company with a focus on putting quality uranium properties into production. Many of the directors were previously involved in uranium mining exploration.

Thereafter, the Company decided to change its name from CARLETON VENTURES CORP. to URANERZ ENERGY CORPORATION in order to more correctly reflect the new business of the Company.

Vote Obtained

On May 17, 2005, the following persons executed a written consent approving the amendment to the Company's articles of incorporation to change the name of the Company to URANERZ ENERGY CORPORATION:

	Name and Address of	Amount and nature	Percent of
Title of Class	Beneficial Owner	of Ownership[1]	class
Common Stock	Dennis Higgs	1,424,500	26.19%
	4520 West 5th Avenue	Direct
	Vancouver, B.C., V6R 1S7	1,875,000
		Indirect

Common Stock	Darcy Higgs	1,805,000	14.33%
	4756 Drummond Drive
	Vancouver, B.C., V6T 1B4

Common Stock	Aileen Lloyd	900,000	7.14%
	3996 Michener Court
	North Vancouver, B.C., V7K 3C7

Common Stock	Santorini Investment Corp.	350,000	2.78%
	4756 Drummond Drive
	Vancouver, B.C., V6T 1B4

TOTAL		6,354,500	50.43%

Certain Matters Related to the Proposal

The amendment to the articles of incorporation will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the foregoing will take place twenty-one (21) days after this information statement is mailed to the Company's shareholders.

By Order of the Board of Directors

__________________________
Dennis Higgs
Director
CARLETON VENTURES CORP.